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                                                                    EXHIBIT 10.6

                                   PARITY LIEN

                                PLEDGE AGREEMENT

                            DATED AS OF JULY 7, 2004

                                     BETWEEN

                         CAPITAL C ENERGY OPERATIONS, LP

                                       AND

                             WELLS FARGO BANK, N.A.,

                              AS COLLATERAL TRUSTEE

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                                TABLE OF CONTENTS

                                                                                                          PAGE
SECTION 1. DEFINITIONS; GRANT OF SECURITY...............................................................    2
   1.1     GENERAL DEFINITIONS..........................................................................    2
   1.2     DEFINITIONS; INTERPRETATION..................................................................    4

SECTION 2. GRANT OF SECURITY............................................................................    4
   2.1     GRANT OF SECURITY............................................................................    4

SECTION 3. SECURITY FOR OBLIGATIONS; PLEDGOR REMAINS LIABLE.............................................    5
   3.1     SECURITY FOR OBLIGATIONS.....................................................................    5
   3.2     CONTINUING LIABILITY UNDER COLLATERAL........................................................    5

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.................................................    5
   4.1     GENERALLY....................................................................................    5
   4.2     PLEDGED EQUITY INTERESTS.....................................................................    8

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES...........................................   11
   5.1     ACCESS; RIGHT OF INSPECTION..................................................................   11
   5.2     FURTHER ASSURANCES...........................................................................   11

SECTION 6. COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT................................................   12
   6.1     POWER OF ATTORNEY............................................................................   12
   6.2     NO DUTY ON THE PART OF COLLATERAL TRUSTEE OR SECURED PARTIES.................................   13

SECTION 7. REMEDIES.....................................................................................   13
   7.1     GENERALLY....................................................................................   13
   7.2     APPLICATION OF PROCEEDS......................................................................   15
   7.3     CASH PROCEEDS................................................................................   15

SECTION 8. COLLATERAL TRUSTEE...........................................................................   15

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS..............................................   16

SECTION 10. STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM............................................   16

SECTION 11. MISCELLANEOUS...............................................................................   17

SCHEDULE 4.1 -- GENERAL INFORMATION

SCHEDULE 4.2  -- PLEDGED EQUITY INTERESTS

EXHIBIT A -- PLEDGE SUPPLEMENT

                                        i

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EXHIBIT B -- UNCERTIFICATED SECURITIES CONTROL AGREEMENT

            This PARITY LIEN PLEDGE AGREEMENT, dated as of July 7, 2004 (this "AGREEMENT"), between CAPITAL C ENERGY OPERATIONS, LP (the "PLEDGOR"), and WELLS FARGO BANK, N.A., as collateral trustee for the Secured Parties (as herein defined) (in such capacity as collateral trustee, the "COLLATERAL Trustee").

                                    RECITALS:

      WHEREAS, reference is made to that certain Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "INDENTURE"), among BELDEN & BLAKE CORPORATION, an Ohio corporation (together with any successor, the "Company"), GUARANTORS PARTY THERETO (together with the Company, the "CREDIT PARTIES"), and BNY MIDWEST TRUST COMPANY, as trustee (in such capacity and together with its successors in such capacity, the "INDENTURE TRUSTEE") pursuant to which the Company intends to issue 8.75% Senior Secured Notes due 2012 (including any related exchange notes, the "NOTES") in an aggregate principal amount of $192,500,000;

      WHEREAS, reference is made to that certain ISDA Master Agreement (together with the schedule thereto and the confirmations thereunder, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "HEDGE AGREEMENT"), dated as of June 30, 2004, by and between Capital C Ohio, Inc. and J. Aron & Company (together with its successors, the "HEDGE COUNTERPARTY"), and assumed by Company as of the date hereof pursuant to the merger between Company and Capital C Ohio Inc., pursuant to which the Company and the Hedge Counterparty have entered into certain gas price swaps;

      WHEREAS, pursuant to the Indenture and the Hedge Agreement, the Pledgor is required to execute and deliver this Agreement;

      WHEREAS, the Credit Parties may, from time to time, incur Parity Lien Debt (as defined in the Collateral Trust Agreement referred to below) that will, subject to the terms and conditions of the Indenture and the Hedge Agreement, be secured on a second priority basis by the Collateral (as defined herein) and constitute Secured Obligations (as defined herein) hereunder;

      WHEREAS, as of the date hereof, the Credit Parties have also entered into that certain Credit and Guaranty Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among the Credit Parties, the lenders party thereto from time to time (collectively, the "Lenders"), Goldman Sachs Credit Parties L.P., as Sole Lead Arranger, Sole Book Runner, Sole Syndication Agent and Administrative Agent (the "ADMINISTRATIVE AGENT"), and [DOCUMENTATION AGENT], as Documentation Agent;

      WHEREAS, as of the date hereof, the Pledgor has also entered into that Priority Lien Pledge Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the "PRIORITY LIEN PLEDGE AGREEMENT"), by and between the Pledgor and Wells Fargo Bank, N.A., as Collateral Trustee for the benefit of the holders of Priority Lien Obligations (as defined in the Collateral Trust Agreement referred to below) (the "PRIORITY LIEN COLLATERAL TRUSTEE"), pursuant to which Pledgor has granted a first priority Lien on the Collateral to secure the Pledgor's obligations under the Credit Documents (as defined in the Credit Agreement);

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      WHEREAS the Credit Parties, the Administrative Agent, the Indenture
Trustee, the Hedge Counterparty and the Collateral Trustee have entered into a Collateral Trust Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the "COLLATERAL TRUST AGREEMENT"); and

      WHEREAS, in consideration of the accommodations of the holders of the Notes, the Hedge Counterparty and the other holders of Parity Lien Obligations, the Pledgor has agreed to secure its obligations hereunder and the Credit Parties' obligations under the Senior Secured Note Documents, the Hedge Agreement Documents and the other Parity Lien Documents (as such terms are defined in the Collateral Trust Agreement) as set forth herein.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Pledgor and the Collateral Trustee agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

      1.1 GENERAL DEFINITIONS.

      In this Agreement, the following terms shall have the following meanings:

            "AGREEMENT" shall have the meaning set forth in the preamble.

            "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

            "CASH PROCEEDS" shall have the meaning assigned in Section 7.3.

            "COLLATERAL" shall have the meaning assigned in Section 2.1.

            "COLLATERAL TRUST AGREEMENT" shall have the meaning set forth in the recitals.

            "COLLATERAL TRUSTEE" shall have the meaning set forth in the preamble.

            "COMPANY" shall have the meaning set forth in the recitals.

            "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

            "EVENT OF DEFAULT" shall have the meaning set forth in the Indenture and the Hedge Agreement.

            "HEDGE COUNTERPARTY" shall have the meaning set forth in the recitals.

            "INDENTURE TRUSTEE" shall have the meaning set forth in the recitals.

            "LENDER" shall have the meaning set forth in the recitals.

            "LIEN" shall mean (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing

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and (ii) in the case of Pledged Equity Interests, any purchase option, call or similar right of a third party with respect to such Pledged Equity Interests.

            "NOTES" shall have the meaning set forth in the recitals.

            "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

            "PLEDGED EQUITY INTERESTS" shall mean all shares of capital stock, limited liability company interest, general partnership, limited partnership, limited liability partnership or other partnership interest and all other equity interests in the Company, including, without limitation, all interests listed on
Schedule 4.2 (as such schedule may be amended or modified from time to time) and the certificates, if any, representing such equity interests and any interest of the Pledgor on the books and records of the Company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interest.

            "PLEDGOR" shall have the meaning set forth in the preamble.

            "PRIORITY LIEN PLEDGE AGREEMENT" shall have the meaning set forth in the recitals.

            "PROCEEDS" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Pledged Equity Interests and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            "RECORD" shall have the meaning specified in Article 9 of the UCC.

            "SECURED OBLIGATIONS" shall have the meaning assigned in Section
3.1.

            "SECURED PARTIES" shall mean the holders of the Notes, the Hedge Counterparty, the Indenture Trustee, the Collateral Trustee and the other holders of Parity Lien Obligations and shall include, without limitation, all former holders of the Notes, the Hedge Counterparty, the Indenture Trustee, the Collateral Trustee and other holders of Parity Lien Obligations to the extent that any Obligations owing to such Persons were incurred while such Persons were holders of the Notes, the Hedge Counterparty, the Indenture Trustee, the Collateral Trustee and other holders of Parity Lien Obligations and such Obligations have not been paid or satisfied in full.

            "SECURITIES" shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

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            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

            "UNITED STATES" shall mean the United States of America.

      1.2 DEFINITIONS; INTERPRETATION.

      All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Trust Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement. In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

      2.1 GRANT OF SECURITY.

      The Pledgor hereby grants to the Collateral Trustee for its benefit and the benefit of the Secured Parties a security interest in and continuing lien on all of Pledgor's right, title and interest in, to and under all of the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

            (a) Pledged Equity Interests; and

            (b) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

      2.2 SUBORDINATION. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 2.1 shall, prior to the Discharge of Priority Lien Obligations, be subject and subordinate to the Liens granted to the Priority Lien Collateral Trustee for the benefit of the holders of the Priority Lien Obligations to secure the Priority Lien Obligations pursuant to the Priority Lien Pledge Agreement and all other

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rights and remedies of the Collateral Trustee and the other Secured Parties are further subject to the intercreditor and subordination provisions of the Collateral Trust Agreement.

SECTION 3. SECURITY FOR OBLIGATIONS; PLEDGOR REMAINS LIABLE.

      3.1 SECURITY FOR OBLIGATIONS.

      This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all Parity Lien Obligations with respect to the Pledgor and the Credit Parties (the "SECURED OBLIGATIONS").

      3.2 CONTINUING LIABILITY UNDER COLLATERAL.

      Notwithstanding anything herein to the contrary, (i) the Pledgor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Trustee or any Secured Party, (ii) the Pledgor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Trustee nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Trustee nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, and (iii) the exercise by the Collateral Trustee of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

      4.1 GENERALLY.

            (a) Representations and Warranties. The Pledgor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

                  (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens (other than Permitted Liens (as defined in the Indenture)), rights or claims of all other Persons, including, without limitation, liens arising as a result of the Pledgor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person; provided, that the foregoing shall not prohibit the Pledgor from selling or otherwise disposing of any Pledged Equity Interests as long as such sale or other disposition does not result in a Change of Control and the Person acquiring such Pledged Equity Interests pledges them to the Collateral Trustee pursuant to a pledge agreement substantially in the form of this Agreement;

                  (ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) its type of organization, (x) its jurisdiction of organization, (y) its organizational identification number and (z) the jurisdiction where its chief executive office or its sole place of business is, and for the five-year period preceding the date hereof has been, located.

                  (iii) the full legal name of the Pledgor is as set forth on
      Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

                  (iv) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five
      (5) years;

                  (v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

                  (vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1 (A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

                  (vii) (A) upon the filing of all UCC financing statements naming the Pledgor as "debtor" and the Collateral Trustee as "secured party" and describing the Collateral in the filing office(s) set forth on
      Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and (B) upon delivery of all certificated Pledged Equity Interests in accordance with the Collateral Trust Agreement, the security interests granted to the Collateral Trustee hereunder constitute valid and perfected first priority Liens on all of the Collateral;

                  (viii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained or otherwise authorized for filing;

                  (ix) other than the financing statements filed in favor of the Collateral Trustee pursuant hereto (and any financing statements filed in favor of the Collateral Trustee in connection with the Priority Lien
      Debt), no effective UCC financing statement or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for financing statements for which proper termination statements have been delivered to the Collateral Trustee for filing;

                  (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by the Pledgor of the Liens purported to be created in favor of the Collateral Trustee hereunder or (ii) the exercise by Collateral Trustee of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause
      (vii) above and (B) as may be required, in connection with the disposition of any Pledged Equity Interests, by laws generally affecting the offering and sale of Securities;

                  (xi) all information supplied by the Pledgor with respect to any of the Collateral is accurate and complete in all material respects;

                  (xii) except as described on Schedule 4.1(D), it has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person covering any of the Collateral; and

                  (xiii) it has been duly organized as a limited partnership solely under the laws of the State of Delaware and remains duly existing as such. The Pledgor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

            (b) Covenants and Agreements. The Pledgor hereby covenants and agrees that:

                  (i) except for the security interest created by this Agreement and the Priority Lien Pledge Agreement and except for Permitted Liens (as defined in the Indenture), it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, and it shall defend the Collateral against all Persons at any time claiming any interest therein;

                  (ii) it shall not change its name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Trustee in writing, by executing and delivering to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure or jurisdiction of organization and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee's security interest in the Collateral intended to be granted and agreed to hereby;

                  (iii) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, it shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against it or any of the Collateral as a result of the failure to make such payment;

                  (iv) upon the Pledgor or any of its officer obtaining knowledge thereof, it shall promptly notify the Collateral Trustee in writing of any event (other than events related to the business or prospects of Company or any of Company's Subsidiaries or events affecting the oil and/or gas business, or the economy generally) that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of the Pledgor or the Collateral Trustee to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Trustee in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

                  (v) it shall not take or permit any action which could impair the Collateral Trustee's rights in the Collateral; and

            (c) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted by the Parity Lien Documents.

      4.2 PLEDGED EQUITY INTERESTS

            4.2.1 .

            (a) Representations and Warranties. The Pledgor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

                  (i) Schedule 4.2(A) (as such schedule may be amended or supplemented from time to time) sets forth all of the Pledged Equity Interests owned by the Pledgor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock or percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the Company;

                  (ii) except as set forth on Schedule 4.2(B) and other than as a result of the merger contemplated by the Merger Agreement, it has not acquired any Pledged Equity Interests from another Person within the past five (5) years;

                  (iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens (other than Permitted Liens (as defined in the Indenture)), rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests; and

                  (iv) without limiting the generality of Section 4.1(a)(viii), no consent of any Person including any other general or limited partner, any other member of the Company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Trustee in any Pledged Equity Interests or the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof.

            (b) Covenants and Agreements. The Pledgor hereby covenants and agrees that:

                  (i) in the event it acquires rights in any Pledged Equity Interests after the date hereof, it shall deliver to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Pledged Equity Interests and all other Pledged Equity Interests. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Trustee shall attach to all Pledged Equity Interests immediately upon the Pledgor's acquisition of rights therein and shall not be affected by the failure of the Pledgor to deliver a supplement to Schedule 4.4 as required hereby;

                  (ii) except as provided in the next sentence, in the event the Pledgor receives any securities or other property (other than cash) upon the merger, consolidation, liquidation or dissolution of the Company, then
      (a) such securities or other property shall be included in the definition of Collateral without further action and (b) the Pledgor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Trustee in accordance with the Collateral Trust Agreement) over such Pledged Equity Interests (including, without limitation, delivery thereof to the Collateral Trustee in accordance with the Collateral Trust Agreement) and pending any such action the Pledgor shall be deemed to hold such securities or other property in trust for the benefit of the Collateral Trustee and shall segregate such securities or other property from all other property of the Pledgor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain any dividends or distributions on the Pledged Equity Interests paid in cash and all such dividends or distributions so received shall be deemed released from the Liens granted by this Agreement;

                  (iii) without the prior written consent of the Collateral Trustee, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of the Pledgor with respect to any Pledged Equity Interests or adversely affects the validity, perfection or priority of the Collateral Trustee's security interest or (b) cause the Pledged Equity Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Equity Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if the Company takes any such action in violation of the foregoing in this clause (b), the Pledgor shall promptly notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Trustee's "control" thereof; provided, further, that notwithstanding the foregoing, so long as such actions are in accordance with the Parity Lien Documents and so long as no Event of Default has occurred and is continuing, the Pledgor may enable or allow the Company, and nothing in this Agreement shall restrict the Company, to offer, issue, sell or otherwise dispose of, any equity securities, or any options, warrants or other rights convertible, exercisable or exchangeable at any time into any equity securities of the Company, or to amend the articles of incorporation of the Company to change the authorized number of shares of capital stock of the Company or to designate the rights and preferences of any series of preferred stock, or amend the bylaws of the Company to provide for any rights to nominate directors with respect to any stockholder, or among the stockholders, of the Company, or any rights of any stockholder to special voting on any matters;

                  (iv) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Equity Interests and shall enforce all of its rights with respect to any Pledged Equity Interests, except where such failure to comply or enforce could not reasonably be expected to have a Material Adverse Effect; and

                  (v) without the prior written consent of the Collateral Trustee, it shall not permit the Company to merge or consolidate unless
      (i) the surviving entity creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Credit Parties.

            (c) Delivery and Control.

                  (i) The Pledgor agrees that with respect to any Pledged Equity Interests in which it currently has rights it shall comply with the provisions of this Section 4.2(c)(i) on or before the Closing Date and with respect to any Pledged Equity Interests hereafter acquired by the Pledgor it shall comply with the provisions of this Section 4.2(c)(i) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Trustee. With respect to any Pledged Equity Interests that is represented by a certificate or that is an "instrument," it shall cause such certificate or instrument to be delivered to the Collateral Trustee (or the Priority Lien Collateral Trustee in accordance with the Collateral Trust Agreement), indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Pledged Equity Interests that is an "uncertificated security" for purposes of the UCC, it shall cause the Company to either (i) register the Collateral Trustee as the registered owner thereof on the books and records of the Company or
      (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Trustee's instructions with respect to such uncertificated security without further consent by the Pledgor.

            (d) Voting and Distributions.

                  (i) So long as no Event of Default shall have occurred and be continuing:

      (1) except as otherwise provided under the covenants and agreements in this Agreement or elsewhere herein or in the Parity Lien Documents, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Equity Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Parity Lien Documents; and

      (2) the Collateral Trustee shall promptly execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies, and other instruments as the Pledgor may from time to time reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

                  (ii) Upon the occurrence and during the continuation of an Event of Default:

      (1) all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights; and

      (2) in order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (2) the Pledgor acknowledges that the Collateral Trustee may utilize the power of attorney set forth in
            Section 6.1.

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES.

      5.1 ACCESS; RIGHT OF INSPECTION.

      The Collateral Trustee shall at all times have full and free access upon reasonable notice during normal business hours, to all the books, correspondence and records of the Pledgor relating to the Collateral, and the Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Pledgor agrees to render to the Collateral Trustee, at such Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

      5.2 FURTHER ASSURANCES.

            (a) The Pledgor agrees that from time to time, at its expense, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Trustee may reasonably request in accordance with the Collateral Trust Agreement, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor shall:

                  (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Trustee may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

                  (ii) at any reasonable time, upon request by the Collateral Trustee, assemble the Collateral and allow inspection of the Collateral by the Collateral Trustee, or persons designated by the Collateral Trustee; and

                  (iii) at the Collateral Trustee's request, appear in and defend any action or proceeding that may affect the Pledgor's title to or the Collateral Trustee's security interest in all or any part of the Collateral.

      The Pledgor hereby authorizes the Collateral Trustee to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Trustee herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Trustee herein. The Pledgor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

SECTION 6. COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT.

      6.1 POWER OF ATTORNEY.

      The Pledgor hereby irrevocably appoints the Collateral Trustee (such appointment being coupled with an interest) as its attorney-in-fact, with full authority in its place and stead and in its name, the Collateral Trustee or otherwise, from time to time in the Collateral Trustee's discretion to take any action and to execute any instrument that the Collateral Trustee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

            (a) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

            (c) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral;

            (d) to prepare and file any UCC financing statements against the Pledgor as debtor;

            (e) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Trustee in its sole discretion, any such payments made by the Collateral Trustee to become obligations of the Pledgor to the Collateral Trustee, due and payable immediately without demand; and

            (f) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee's option and the Pledgor's expense, at any time or from time to time, all acts and things that the Collateral Trustee deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

      6.2 NO DUTY ON THE PART OF COLLATERAL TRUSTEE OR SECURED PARTIES.

      The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7. REMEDIES.

      7.1 GENERALLY.

            (a) If any Event of Default shall have occurred and be continuing, the Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Trustee on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                  (i) require the Pledgor, and the Pledgor hereby agrees that it shall at its expense and promptly upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties; and

                  (ii) without notice except as specified below or under the UCC, sell, assign or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Trustee may deem commercially reasonable.

            (b) The Collateral Trustee or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Trustee, as Collateral Trustee for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor agrees that it would not be commercially unreasonable for the Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Pledgor hereby waives any claims against the Collateral Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Trustee, that the Collateral Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Trustee hereunder.

            (c) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Pledged Equity Interests conducted without prior registration or qualification of such Pledged Equity Interests under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, The Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity Interests for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Trustee determines to exercise its right to sell any or all of the Pledged Equity Interests, upon written request, the Pledgor shall and shall cause the Company to furnish to the Collateral Trustee all such information as the Collateral Trustee may request in order to determine the number and nature of interest, shares or other instruments included in the Pledged Equity Interests which may be sold by the Collateral Trustee in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            (d) The Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral. The Collateral Trustee may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (e) The Collateral Trustee shall have no obligation to marshal any of the Collateral.

      7.2 APPLICATION OF PROCEEDS

            (a). Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Trustee in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Trustee against, the Secured Obligations in the following order of priority: first, to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Trustee and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Collateral Trustee in connection therewith, and all amounts for which the Collateral Trustee is entitled to indemnification hereunder (in its capacity as the Collateral Trustee and not as a holder of Note), and to the payment of all reasonable costs and expenses paid or incurred by the Collateral Trustee in connection with the exercise of any right or remedy hereunder or under the Parity Lien Documents, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the holders of the Parity Lien Obligations; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Pledgor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      7.3 CASH PROCEEDS.

      After an Event of Default shall have occurred and be continuing, upon receipt of any Collateral consisting of cash, checks and other non-cash items (collectively, "CASH PROCEEDS") by the Pledgor, the Pledgor shall turn over all such Cash Proceeds to the Collateral Trustee. Any Cash Proceeds shall be applied by the Collateral Trustee against the Secured Obligations then due and owing.

SECTION 8. COLLATERAL TRUSTEE.

      The Collateral Trustee has been appointed to act as Collateral Trustee under the Collateral Trust Agreement by Indenture Trustee and Hedge Counterparty and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Trustee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Parity Lien Documents. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Trustee for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Trustee may resign at any time by giving thirty (30) days' prior written notice thereof to Parity Lien Representative and the Pledgor, and Collateral Trustee may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the

Pledgor and Collateral Trustee signed by the Parity Lien Representative. Upon any such notice of resignation or any such removal, Parity Lien Representative shall have the right to appoint a successor Collateral Trustee. Upon the acceptance of any appointment as Collateral Trustee hereunder by a successor Collateral Trustee, that successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Trustee under this Agreement, and the retiring or removed Collateral Trustee under this Agreement shall promptly (i) transfer to such successor Collateral Trustee all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Trustee under this Agreement, and (ii) execute and deliver to such successor Collateral Trustee or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Trustee of the security interests created hereunder, whereupon such retiring or removed Collateral Trustee shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Trustee's resignation or removal hereunder as the Collateral Trustee, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Trustee hereunder.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

      This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than any Secured Obligations consisting of indemnity or similar obligations in respect of which no amounts are due and payable), be binding upon The Pledgor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Priority Lien Documents, any Secured Party may assign or otherwise transfer any Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations (other than any Secured Obligations consisting of indemnity or similar obligations in respect of which no amounts are due and payable), the security interest granted hereby shall terminate hereunder and of record, all rights to the Collateral shall revert to the Pledgor and this Agreement (including any provision providing for the appointment of the Collateral Trustee as an attorney-in-fact for the Pledgor) shall terminate. Upon any such termination the Collateral Trustee shall, at Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

SECTION 10. STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM.

      The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise. If the Pledgor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by the Pledgor.

SECTION 11. MISCELLANEOUS.

      11.1 Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 7.7 of the Collateral Trust Agreement. No failure or delay on the part of the Collateral Trustee in the exercise of any power, right or privilege hereunder or under any other Parity Lien Obligations shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Parity Lien Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantors and their respective successors and assigns. The Pledgor shall not, without the prior written consent of the Collateral Trustee given in accordance with the Parity Lien Documents, assign any right, duty or obligation hereunder. This Agreement and the other Parity Lien Documents embody the entire agreement and understanding between the Pledgor and the Collateral Trustee and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Parity Lien Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      11.2 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

      11.3 Limitation of Liability.

            (a) Each party hereto hereby agrees that all representations, warranties, covenants and other agreements (except for the representations and warranties provided in Section 4.1(a)(i)) made by the Pledgor herein are made without recourse to any assets, monies, properties (tangible, intangible, personal or real) of the Pledgor (other than the Collateral), and the Pledgor shall have no obligation to the Collateral Trustee, the Secured Parties, or any other Person with respect to any breach by the Pledgor of any such representation, warranty, covenant or other agreement (except for the representations and warranties provided in Section 4.1(a)(i)), other than to the extent of any proceeds actually received upon the liquidation of the Collateral.

            (b) Notwithstanding any other provision of this Agreement or of any of the other Parity Lien Documents, there shall be no recourse against the Pledgor or any of its stockholders, members, partners, officers, directors, employees or agents (collectively, the "NONRECOURSE PERSONS"), for any liability to the Secured Parties arising in connection with any breach or default under this Agreement, and the Secured Parties shall look solely to Company and the Collateral in exercising the Secured Parties' rights and remedies and enforcing the obligations of the other parties under and in connection with the Parity Lien Documents, provided, that the foregoing provisions shall not limit or restrict the right of any Secured Party to name the Pledgor as defendant in any action or suit solely for a judicial foreclosure or for the exercise of any other remedy or with respect to this Agreement so long as no judgment in the nature of a deficiency judgment shall be enforced against any Nonrecourse Person out of any Property. The limitations on recourse set forth in this paragraph shall survive the termination of this Agreement and the full payment and performance of the Secured Obligations.

      IN WITNESS WHEREOF, the Pledgor and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  CAPITAL C ENERGY OPERATIONS, LP
                                  BY: CAPITAL C ENERGY, LP, ITS GENERAL PARTNER
                                  BY: CAPITAL C ENERGY, LLC, ITS GENERAL PARTNER

                                  By: /s/ Frost W. Cochran
                                     -------------------------------
                                       Name: Frost W. Cochran
                                       Title: President

                                  WELLS FARGO BANK, N.A., as Collateral Trustee

                                  By: /s/ Jane Y. Schweiger
                                     -------------------------------
                                       Name: Jane Y. Schweiger
                                       Title: Vice President

                                                                    SCHEDULE 4.1
                                                             TO PLEDGE AGREEMENT

                               GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of the Pledgor:

                                                                Chief Executive
                        Type of          Jurisdiction of      Office/Sole Place of
Full Legal Name       Organization         Organization             Business              Organization I.D.#
---------------       ------------       ---------------      --------------------        ------------------

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which the Pledgor has conducted business for the past five (5) years:

                     Trade Name or Fictitious Business Name

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

              Date of Change                      Description of Change

(D)   Agreements pursuant to which Pledgor is found as debtor within past five
      (5) years:

                            Description of Agreement

(E)   Financing Statements:

                       Filing Jurisdiction(s)

                                 SCHEDULE 4.1-1

                                                                    SCHEDULE 4.2
                                                             TO PLEDGE AGREEMENT

                            PLEDGED EQUITY INTERESTS

  LIMITED LIABILITY COMPANY/      CERTIFICATED    CERTIFICATE      NO. OF PLEDGED    % OF OUTSTANDING LLC/PARTNERSHIP
PARTNERSHIP/CORPORATION/TRUST        (Y/N)        NO. (IF ANY)      UNITS/STOCK       INTERESTS/STOCK/TRUST INTERESTS
-----------------------------     ------------    ------------     --------------    --------------------------------

(B)

   Name of Pledgor   Date of Acquisition        Description of Acquisition

                                  EXHIBIT 4.2-1

                                                                       EXHIBIT A
                                                             TO PLEDGE AGREEMENT

                                PLEDGE SUPPLEMENT

      This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by CAPITAL C ENERGY OPERATIONS, LP., a Delaware limited partnership (the "PLEDGOR") pursuant to the Pledge Agreement, dated as of July __, 2004 (as it may be from time to time amended, restated, modified or supplemented, the "Pledge Agreement"), between PLEDGOR and WELLS FARGO BANK, N.A., as Collateral Trustee. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

      Pledgor hereby confirms the grant to the Collateral Trustee set forth in the Pledge Agreement of, and does hereby grant to the Collateral Trustee, a security interest in all of Pledgor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Pledgor now has or hereafter acquires an interest and wherever the same may be located. Pledgor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Pledge Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Pledge Agreement.

      IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                  CAPITAL C ENERGY OPERATIONS, LP
                                  BY: CAPITAL C ENERGY, LP, ITS GENERAL PARTNER
                                  BY: CAPITAL C ENERGY, LLC, ITS GENERAL PARTNER

                                  By:_____________________________
                                  Name:
                                  Title:

                                   EXHIBIT A-1

                                          SUPPLEMENT TO SCHEDULE 4.1
                                                       TO PLEDGE AGREEMENT

      Additional Information:

      (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of the Pledgor:

                                                                           Chief Executive
                                                                        Office/Sole Place of
                                                                        Business (or Residence
                                                   Jurisdiction of      if Grantor is a Natural
Full Legal Name       Type of Organization           Organization              Person)                   Organization I.D.#
---------------       --------------------         ---------------      -----------------------          ------------------

      (B) Other Names (including any Trade-Name or Fictitious Business Name) under which the Pledgor has conducted business for the past five (5) years:

                     Trade Name or Fictitious Business Name

      (C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

                  Date of Change               Description of Change

      (D) Agreements pursuant to which the Pledgor is found as debtor within past five (5) years:

                            Description of Agreement

      (E)   Financing Statements:

                     Filing Jurisdiction(s)

                                   EXHIBIT A-2

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                             TO PLEDGE AGREEMENT

                            PLEDGED EQUITY INTERESTS

Additional Information:

(A)

 LIMITED LIABILITY COMPANY/       CERTIFICATED    CERTIFICATE      NO. OF PLEDGED    % OF OUTSTANDING LLC/PARTNERSHIP
PARTNERSHIP/CORPORATION/TRUST        (Y/N)        NO. (IF ANY)      UNITS/STOCK       INTERESTS/STOCK/TRUST INTERESTS
-----------------------------     ------------    ------------     --------------    ---------------------------------

(B)

             Date of Acquisition                Description of Acquisition

                                   EXHIBIT A-3

                                                                       EXHIBIT B
                                                             TO PLEDGE AGREEMENT

                   UNCERTIFICATED SECURITIES CONTROL AGREEMENT

      This Uncertificated Securities Control Agreement dated as of _________, 200__ among CAPITAL C ENERGY OPERATIONS, LP (the "PLEDGOR"), WELLS FARGO BANK, N.A., as Collateral Trustee for the Secured Parties, (the "COLLATERAL TRUSTEE") and ____________, a ________corporation (the "ISSUER"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge Agreement dated [as of the date hereof], among the Pledgor, the other Grantors party thereto and the Collateral Trustee (the "PLEDGE AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

      SECTION 1. REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "PLEDGED SHARES") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Trustee.

      SECTION 2. INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the Collateral Trustee relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

      SECTION 3. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Trustee:

      (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

      (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Trustee purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

      (c) Except for the claims and interest of the Collateral Trustee and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Trustee and the Pledgor thereof.

      (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

      SECTION 4. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of [New York].

      SECTION 5. CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered

                                   Exhibit B-1
into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

      SECTION 6. VOTING RIGHTS. Until such time as the Collateral Trustee shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

      SECTION 7. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Trustee may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

      SECTION 8. INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Trustee hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Trustee arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

      SECTION 9. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

      Pledgor:                    [INSERT ADDRESS]
                                  Attention:
                                  Telecopier:

      Collateral Trustee:         Wells Fargo Bank, N.A.
                                  Sixth & Marquette; N9303-120
                                  Minneapolis, MN 55479
                                  Attention: Jane Schweiger
                                  Telecopier: 612-667-9825

      Issuer:                     [INSERT ADDRESS]
                                  Attention:
                                  Telecopier:

      Any party may change its address for notices in the manner set forth above.

      SECTION 10. TERMINATION. The obligations of the Issuer to the Collateral Trustee pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Trustee in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Trustee has notified the Issuer of such termination in

                                   Exhibit B-2
writing. The Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Trustee's security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

      SECTION 11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                  CAPITAL C ENERGY OPERATIONS, LP

                                  By:_________________________
                                  Name:
                                  Title:

                                  WELLS FARGO BANK, N.A., as Collateral Trustee

                                  By:_________________________
                                  Name:
                                  Title:

                                  [NAME OF ISSUER]

                                  By:_________________________
                                  Name:
                                  Title:

                                   Exhibit B-3

                                                                       Exhibit A

                       [Letterhead of Collateral Trustee]

                                     [Date]

[Name and Address of Issuer]

Attention:__________________________

                      Re: Termination of Control Agreement

      You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.

      You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

                                  Very truly yours,

                                  WELLS FARGO BANK, N.A.,
                                    as Collateral Trustee

                                  By:________________________
                                  Name:
                                  Title:

                                 Exhibit D-A-1